Prospectus Supplement
John Hancock Funds III
John Hancock Global Shareholder Yield Fund (the fund)
Supplement dated March 5, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately , William J. Booth, CFA, is added as a portfolio manager of the fund. Michael Jin, CFA, Lin Lin, CFA, and Kera Van Valen, CFA continue as portfolio managers of the fund, and together with William J. Booth are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, effective immediately, the following information was added under the heading “Portfolio management” in the “Fund Summary” section for the fund:
William J. Booth, CFA
Managing Director, Chief Investment Officer and Portfolio Manager
Managed the fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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